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                     SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): April 23, 1999


                CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of April 1, 1999, providing for the issuance of the CWMBS, INC., Alternative Loan Trust 1999-1, Mortgage Pass-Through Certificates, Series 1999-6).


                                  CWMBS, INC.
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            (Exact name of registrant as specified in its charter)



          Delaware                    333-53861                 95-4449516
----------------------------      ----------------         -------------------
(State of Other Jurisdiction        (Commission             (I.R.S. Employer
     of Incorporation)               File Number)          Identification No.)



                   4500 Park Granada
                Calabasas, California                              91302
          -------------------------------------                ------------
                (Address of Principal                            (Zip Code)
                  Executive Offices)


        Registrant's telephone number, including area code (818) 225-3240
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

Item 5.       Other Events.
------        -------------
Filing of Computational Materials
---------------------------------

         In connection with the offering of the Mortgage Pass-Through Certificates, Series 1999-6, Lehman Brothers Inc. ("Lehman"), as an Underwriter of the Certificates, has prepared certain materials (the "Lehman Computational Materials") for distribution to its potential investors. Also, in connection with the offering of the Mortgage Pass-Through Certificates, Series 1999-6, Countrywide Securities Corporation ("CSC"), as an Underwriter of the Certificates, has prepared certain materials (the "CSC Computational Materials") for distribution to its potential investors. Although the Company provided Lehman and CSC with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Lehman Computational Materials or the CSC Computational Materials.

For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Lehman Computational Materials, listed as Exhibit 99.1 hereto, are filed on Form SE dated April 26, 1999. The CSC Computational Materials, listed as
Exhibit 99.2 hereto, are filed on Form SE dated April 26, 1999.
















* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated November 9, 1998 and the prospectus supplement dated April 23, 1999, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 1999-6.

Item 7.  Financial Statements, Pro Forma Financial
         -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1. Lehman Computational Materials filed on Form SE dated April 26, 1999.

         99.2. CSC Computational Materials filed on Form SE dated April 26,
               1999.

                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CWMBS, INC.




                                  By: / s / Celia Coulter
                                      --------------------
                                      Celia Coulter
                                      Vice President



Dated:  April 26, 1999

                                 Exhibit Index
                                 -------------


Exhibit                                                               Page
-------                                                               ----

99.1.    Lehman Computational Materials filed on
         Form SE dated April 26, 1999.

99.2.    CSC Computational Materials filed on Form
         SE dated April 26, 1999.

                                 EXHIBIT 99.1

            Lehman Computational Materials filed on Form SE dated
                               April 26, 1999.

                                 EXHIBIT 99.2

              CSC Computational Materials filed on Form SE dated
                               April 26, 1999.

                               BROWN & WOOD LLP
                            One World Trade Center
                           New York, New York 10048
                           Telephone: (212) 839-5300
                           Facsimile: (212) 839-5599




                                                            April 26, 1999


BY MODEM
--------
Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549


         Re:      CWMBS, Inc.
                  CHL Mortgage Pass-Through Trust 1999-6
                  Mortgage Pass-Through Certificates,
                  Series 1999-6
                  ----------------------------------------


Ladies and Gentlemen:

         On behalf of CWMBS, Inc. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, the Company's Current Report on Form 8-K, for Computational Materials in connection with the above-referenced transaction.

                                       Very truly yours,

                                       / s / Amy Sunshine

                                       Amy Sunshine











Enclosure